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                                                                    EXHIBIT 23.1

INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statements
No. 333-92014 of Langer, Inc. on Form S-3, and Registration Statement
No. 333-89880 and No. 333-94769 on Form S-8 of our report dated March 27, 2003, appearing in this Annual Report on Form 10-K of Langer, Inc. for the year ended December 31, 2002.

/s/ DELOITTE & TOUCHE LLP

Jericho, New York
March 27, 2003